Financial Risk Management	12 Months Ended
Mar. 31, 2025
Financial Risk Management [Abstract]
Financial risk management
21.	Financial risk management

The Group’s activities expose it to a variety of financial risks from its operation. The key financial risks include credit risk, liquidity risk and market risk (including foreign currency risk and interest rate risk).

The directors review and agree policies and procedures for the management of these risks, which are executed by the management team. It is, and has been throughout the current and previous financial years, the Group’s policy that no trading in derivatives for speculative purposes shall be undertaken.

The following sections provide details regarding the Group’s exposure to the abovementioned financial risks and the objectives, policies and processes for the management of these risks.

There has been no change to the Group’s exposure to these financial risks or the manner in which it manages and measures the risks.

Credit risk

Credit risk refers to the risk that the counterparty will default on its contractual obligations resulting in a loss to the Group. The Group’s exposure to credit risk arises primarily from trade and other receivables. For other financial assets (including cash), the Group minimizes credit risk by dealing exclusively with high credit rating counterparties.

The Group has adopted a policy of only dealing with creditworthy counterparties. The Group performs ongoing credit evaluation of its counterparties’ financial condition and generally do not require a collateral.

The Group considers the probability of default upon initial recognition of asset and whether there has been a significant increase in credit risk on an ongoing basis throughout each reporting period.

The Group has determined the default event on a financial asset to be when internal and/or external information indicates that the financial asset is unlikely to be received, which could include default of contractual payments due for more than 30 days or there is significant difficulty of the counterparty.

To minimize credit risk, the Group has developed and maintained the Group’s credit risk grading to categorize exposures according to their degree of risk of default. The credit rating information is supplied by publicly available financial information and the Group’s own trading records to rate its major customers and other debtors. The Group considers available reasonable and supportive forward-looking information which includes the following indicators:

●	Internal credit rating

●	External credit rating

●	Actual or expected significant adverse changes in business, financial or economic conditions that are expected to cause a significant change to the debtor’s ability to meet its obligations

●	Actual or expected significant changes in the operating results of the debtor

●	Significant increases in credit risk on other financial instruments of the same debtor
●	Significant changes in the expected performance and behavior of the debtor, including changes in the payment status of debtors in the company and changes in the operating results of the debtor Regardless of the analysis above, a significant increase in credit risk is presumed if a debtor is more than 30 days past due in making contractual payment.

The Group determined that its financial assets are credit-impaired when:

●	There is significant difficulty of the debtor

●	A breach of contract, such as a default or past due event

●	It is becoming probable that the debtor will enter bankruptcy or other financial reorganization

●	There is a disappearance of an active market for that financial asset because of financial difficulty

The Group categorizes a receivable for potential write-off when a debtor fails to make contractual payments more than 120 days past due. Financial assets are written off when there is evidence indicating that the debtor is in severe financial difficulty and the debtor has no realistic prospect of recovery.

The Group’s current credit risk grading framework comprises the following categories:

Category	Definition of category	Basis for recognizing ECL
I	Counterparty has a low risk of default and does not have any past-due amounts.	12-month ECL

II	Amount is >30 days past due or there has been a significant increase in credit risk since initial recognition.	Lifetime ECL – not credit impaired

III	Amount is >60 days past due or there is evidence indicating the asset is credit-impaired (in default).	Lifetime ECL – credit-impaired

IV	There is evidence indicating that the debtor is in severe financial difficulty and the debtor has no realistic prospect of recovery.	Amount is written off

The table below details the credit quality of the Group’s financial assets, as well as maximum exposure to credit risk by credit risk rating categories:

	Category	12-month or lifetime ECL	Gross carrying amount	Loss allowance	Net carrying amount
			US$	US$	US$
March 31, 2025
Trade receivables	III Note 1	Life time ECL (Simplified)	1,199,983	(10,079)	1,189,904
Other receivables (exclude prepayments and VAT refundable)	I Note 2	12-month ECL	71,031	—	71,031
Amounts due from related parties, net	I Note 4	12-month ECL	1,053,708	—	1,053,708
Loans to related parties, net	I Note 4	12-month ECL	4,291,215	—	4,291,215
Cash and bank balances	I Note 3	12-month ECL	102,697	—	102,697
				(10,079)
March 31, 2024
Trade receivables	III Note 1	Lifetime ECL (Simplified)	623,161	(10,079)	613,082
Other receivables (exclude prepayments and VAT refundable)	I Note 2	12-month ECL	106,353	—	106,353
Amounts due from related parties, net	I Note 4	12-month ECL	2,053,318		2,053,318
Loans to related parties, net	I Note 4	12-month ECL	4,001,174	—	4,001,174
Cash and bank balances	I Note 3	12-month ECL	235,348	—	235,348
				(10,079)

Trade receivables (Note 1)

For trade receivables, the Group has applied the simplified approach in IFRS 9 and use provision matrix to measure the loss allowance at lifetime ECL. In determining ECL on a collective basis, trade receivables are grouped based on similar credit risk and aging. The Group considers the historical credit loss experience based on the past due status of the debtors, historical customers’ payment profile and adjusted as appropriate to reflect current conditions and estimates of future economic conditions affecting the ability of the customers to settle the debts. The Group has identified the country’s risk in which it sells goods to be the most relevant factor and the historical loss rates are adjusted accordingly based on the expected changes in this factor. Accordingly, the credit risk profile of trade receivables is presented based on their past due status in terms of the provision matrix.

	Trade receivables	ECL	Trade receivables, net
	US$	US$	US$
March 31, 2025
Not past due	963,793	(8,096)	955,697
< 30 days	141,108	(1,185)	139,923
31 days to 60 days	92,415	(776)	91,639
61 days to 90 days	2,667	(22)	2,645
	1,199,983	(10,079)	1,189,904

	Trade receivables	ECL	Trade receivables, net
	US$	US$	US$
March 31, 2024
Not past due	622,707	(10,079)	612,628
< 30 days	454	—	454
31 days to 60 days	—	—	—
61 days to 90 days	—	—	—
	623,161	(10,079)	613,082

Other receivables (Note 2)

Other receivables are considered to be low credit risk and subject to immaterial credit loss. Credit loss for these assets have not been increased significantly since their initial recognition. Consequently, they are measured at the 12-month ECL.

Cash and bank balances (Note 3)

Cash and cash equivalents are mainly deposits with reputable banks with high international credit rating. Credit loss for the assets have not been increased significantly since their initial recognition. Consequently, they are measured at the 12-month ECL.

Amount due from/Loan to related parties, net (Note 4)

Amount due from/Loan to related parties are considered to be low credit risk and subject to immaterial credit loss. Credit loss for these assets have not been increased significantly since their initial recognition. Consequently, they are measured at the 12-month ECL.

Excessive risk concentration

Concentrations arise when a number of counterparties are engaged in similar business activities, or activities in the same geographical region, or have economic features that would cause their ability to meet contractual obligations to be similarly affected by changes in economic, political or other conditions. Concentrations indicate the relative sensitivity of the Group’s performance to developments affecting a particular industry.

Exposure to credit risk

The Group has no significant concentration of credit risk except for those significant customers disclosed below. The Group has credit policies and procedures in place to minimize and mitigate its credit risk exposure.

The following table sets forth a summary of single customers who represent 10% or more of the Group’s revenue:

	March 31, 2023	March 31, 2024	March 31, 2025
	US$	US$	US$
Customer A	7,574,969	12,357,295	13,720,235
Customer B	665,653	1,333,936	1,900,521
Customer C	3,989,385	—	—
	12,230,007	13,691,231	15,620,756

The following table sets forth a summary of single customers who represent 10% or more of the Group’s trade receivable as at reporting year:

	March 31, 2024	March 31, 2025
	US$	US$
Customer A	622,708	1,040,765
Customer B	—	159,218
	622,708	1,199,983

Financial guarantee

PFL, a subsidiary of the Company, provided joint corporate guarantee together with certain related parties to banks in connection with bank facilities granted and utilized by certain related parties. These related parties are all related companies under Dumaine.

The guarantee is a financial guarantee contract as PFL has the legal obligation to reimburse the banks if the related companies fail to or default on their principal and interest payment when due in accordance with the terms of the bank facilities drawn.

The Company’s maximum exposure is the maximum amount the Company could have to pay if the guarantee is called upon. As at March 31, 2025, the bank facilities amounted to approximately US$91,588,000 (2024: US$91,526,000) have been jointly guaranteed by PFL. The guarantee has not been recognized in the financial statements as management is of the view that it’s unlikely that any claim will be made against the Company and PFL as management has assessed that Dumaine and related parties have sufficient financial capacities to meet the contractual cash flow obligations in the near future. As at date of this report, all joint corporate guarantee provided by PFL with certain related parties has been discharged.

Liquidity risk

Liquidity risk refers to the risk that the Group will encounter difficulties in meeting its short-term obligations due to shortage of funds. The Group’s exposure to liquidity risk arises primarily from mismatches of the maturities of financial assets and liabilities. It is managed by matching the payment and receipt cycles. The Group finances its working capital requirements through a combination of funds generated from operations, bank borrowing, advances from related parties, if necessary.

In assessing our liquidity, the Group monitors and analyze cash and bank balances and operating expenditure commitments. As of March 31, 2025, the Group current liabilities exceeded its current assets by US$215,135 and cash and bank balance amounted to approximately US$103,000. The Group has generated a profit amount approximately US$209,000 and having a positive cash flow from operating activities amounted to approximately US$2,134,000. On June 25, 2025, the Group completed an initial public offering. In this offering, the Group issued 2,000,000 Class A ordinary shares at a price of US$4.00 per share. The Group received gross proceeds in the amount of US$8,000,000 before deducting any underwriting discounts or expenses. On July 16, 2025, the underwriters exercised the over-allotment option to purchase an additional 300,000 ordinary shares of the Company, par value US$0.00001 per share, at a price of US$4.00 per share.

Based on the above considerations, management is of the opinion that the Group has sufficient funds to meet its working capital requirements and debt obligations, for at least the next 12 months. There are several factors that could potentially arise that could undermine the Group’s plans, such as changes in the demand for its products, economic conditions, its operating results continuing to deteriorate and its shareholders and related parties being unable to provide continued financial support.

The Group maintains sufficient cash and bank balances, and internally generated cash flows to finance their activities and management is satisfied that funds are available to finance the operations of the Company.

Analysis of financial instruments by remaining contractual maturities

The following table details the remaining contractual maturity for non-derivative financial liabilities. The tables have been drawn up based on the undiscounted cash flows of financial liabilities based on the earliest date on which the Group can be required to pay. The table includes both interest and principal cash flows.

	On demand or within 1 year	Within 2 to 5 years	Total
	US$	US$	US$
March 31, 2025
Trade and other payables (exclude advance payment from customers)	4,252,009	—	4,252,009
Lease liabilities	91,476	91,476	182,952
Borrowings	5,194,178	—	5,194,178
Total	9,537,663	91,476	9,629,139

March 31, 2024
Trade and other payables (exclude advance payment from customers)	2,002,288	—	2,002,288
Lease liabilities	91,476	182,952	274,428
Borrowings	3,164,750	4,420,636	7,585,386
Total	5,258,514	4,603,588	9,862,102

Market risk

Market risk is the risk that changes in market prices, such as interest rates and foreign exchange rates will affect the Group’s profit or loss. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return on risk.

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of the Group’s financial instruments will fluctuate because of changes in market interest rates. The Group’s exposure to interest rate risk arises primarily from bank borrowing.

The sensitivity analysis below has been determined based on the exposure to interest rate for non-derivative instruments at the end of the reporting period. A 50 basis point increase or decrease is used when reporting interest rate risk internally to key management personnel and represents management’s assessment of the reasonably possible change in interest rates.

As of March 31, 2024 and 2025, if interest rates on bank borrowings had been 50 basis points higher/lower and all other variables were held constant, the Group’s profit/loss for the year would decrease by approximately US$36,000 and US$1,100 respectively.

The Group periodically review its liabilities and monitors interest rate fluctuations to ensure that the exposure to interest rate risk is within acceptable level.

The Group does not expect any significant effect on the Group’s profit or loss arising from the effects of reasonably possible changes to interest rates on interest bearing financial instruments at the end of the reporting period.

Foreign currency risk

The Group’s foreign exchange risk results mainly from cash flows from transactions denominated in foreign currencies. At present, the Group does not have any formal policy for hedging against currency risk. The Group ensures that the net exposure is kept to an acceptable level by buying or selling foreign currencies at spot rates, where necessary, to address short-term imbalances.

The Group has transactional currency exposures arising from sales or purchases that are denominated in a currency other than the functional currency of the entity, primarily Hong Kong Dollar (“HKD”), Renminbi (“RMB”) and Khmer Riel (“KHR”).

At the end of each reporting period, the Group’s exposure to foreign currency risk is as follows:

	March 31, 2024			March 31, 2025
	HKD	RMB	KHR	HKD	RMB	KHR
	US$	US$	US$	US$	US$	US$
Financial assets
Trade and other receivables	—	—	208,020	—	—	193,337
Cash and bank balances	15,312	753	—	426	32	—

Financial liabilities
Trade and other payables	(302,616)	(14,348)	(21,939)	(850,436)	(65,328)	(27,408)
Borrowings	(5,479,433)	—	—	(1,961,969)	—	—
Net exposure	(5,766,737)	(13,595)	186,081	(2,811,979)	(65,296)	165,929

The weakening of US$ against the foreign currencies denominated balances as at the reporting date would increase/(decrease) profit or loss by the amounts shown below. The analysis assumes that all other variables remain constant.

	Profit or loss (after tax)
	March 31, 2024	March 31, 2025
	US$	US$
HKD strengthening 5% (2024: 5%)	288,337	140,599
RMB strengthening 5% (2024: 5%)	679	3,265
KHR strengthening 5% (2024: 5%)	(9,304)	(8,296)

The weakening of US$ against the above currencies would have had equal but opposite effect on the above currencies to the amounts shown above, on the basis that all other variables remain constant.